UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSRS

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-10467

                        CAUSEWAY CAPITAL MANAGEMENT TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                    11111 Santa Monica Boulevard, Suite 1500
                              Los Angeles, CA 90025
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-866-947-7000

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

                    DATE OF REPORTING PERIOD: MARCH 31, 2009

===============================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.


TABLE OF CONTENTS

Letter to Shareholders                          2

Schedule of Investments                         7

Sector Diversification                         11

Statement of Assets and Liabilities            13

Statement of Operations                        14

Statement of Changes in Net Assets             15

Financial Highlights                           16

Notes to Financial Statements                  18

Disclosure of Fund Expenses                    25

LETTER TO SHAREHOLDERS

PERFORMANCE REVIEW

For the six months ended March 31, 2009, the Causeway International Value Fund Institutional Class returned -32.36% and Investor Class returned -32.35% compared to the MSCI EAFE(R) Index ("EAFE Index" or "benchmark") return of -31.00% for the same period. Global equity markets peaked in October 2007. Dire economic data confirms that the current global recession is indeed deep and widespread. Global equity markets reacted negatively, reaching a nadir on March 9, 2009, before turning abruptly and posting a substantial recovery over the following few weeks. Despite the March rally, every economic sector and every developed equity market posted double-digit losses during the six-month period, as the deleveraging process continued to pressure virtually all asset prices globally. This severe bear market has wiped out a decade's worth of performance. The trailing ten-year annualized return for the EAFE Index through March is now 0%, compared to the trailing thirty-year annualized return of 9%.

PORTFOLIO REVIEW

Despite strong stock selection, unfavorable currency and country allocations (a by-product of our bottom-up security selection) caused the Fund to underperform the EAFE Index during the six-month period. We attribute much of this variance to the Fund's underweight to the Japanese yen, which appreciated versus every other major currency. The yen may have surged with de-leveraging, as the massive volumes of yen borrowing (or the yen "carry trade") were unwound. In addition, the Fund's overweight to the euro zone, where equity markets underperformed the benchmark, hampered performance over the period. Fund holdings in the energy, insurance, banks, utilities, and transportation industry groups detracted the most from performance relative to the benchmark. Meanwhile, the majority of the companies in the Fund that outperformed the EAFE Index were in five industry groups: materials, semiconductors & semi equipment, capital goods, telecommunication services, and consumer durables. From a regional perspective, the top detractors from relative performance included Canada, Australia, the Netherlands, and Germany, while holdings in Spain, Greece, Sweden, and Japan contributed to relative outperformance.

As some of the hardest hit in the credit crisis, financial sector stocks particularly underperformed in this period. The Fund was not immune from exposure to financials. Most of the largest individual detractors from returns compared to the benchmark were in the financials sector including several banks:
Royal Bank of Scotland Group (UK), HSBC Holdings (UK), Allied Irish Banks (Ireland), Mitsubishi UFJ Financial Group (Japan), and UniCredito Italiano (Italy), as well as several insurers: ING Groep (the Netherlands), AXA (France), and Aviva (UK). The banking system is still in the process of being recapitalized, and the prospect of nationalization has sent investors fleeing from bank stocks. As the provisioning cycle begins, many banks will find they need to raise additional capital, thus equity shareholders in these banks will likely suffer from dilution of their ownership

2                         CAUSEWAY INTERNATIONAL VALUE FUND
stakes. We underestimated the severity of the credit crisis and its impact on banks and insurance companies. With unpredictable government policy responses, we chose to hold only the highest quality, best-positioned banks. We believe the Fund's bank holdings are survivors with the wherewithal to gain market share while weaker peers become increasingly less competitive. Insurers have also suffered from falling investment asset values. The life insurers hold large portfolios of bonds and equities, and therefore their growth prospects are tied to the performance of securities markets. We continue to own shares in well-managed insurers because the valuations are extremely low, and we believe the losses on investable assets will likely prove to be less than what is reflected in current market valuations. Unlike banks, insurers hold assets to match long-term liabilities, with hedges of similar duration. Policyholders face large penalties for cancelling savings-related insurance policies (unlike bank depositors); thus, we believe the insurers have more stable earnings than their collapsing share prices suggest.

Although not as much of a drag as financials, energy stocks also impeded Fund performance in the period. Included in the top 10 individual detractors from return relative to the EAFE Index in the period were energy services company, Precision Drilling Trust (Canada) and power utility, E.ON (Germany). Skepticism about economic growth weighed on these share prices.

The largest individual positive contributor to relative performance during the period was mining company, Rio Tinto (UK). In the wake of the withdrawal of BHP Billiton's hostile bid, Rio experienced a significant decline in its share price. The price plunge worsened as investors shied away from companies with financial leverage. Rio has added considerable debt with the purchase of aluminum company, Alcan. A constrained balance sheet combined with a sharp decline in demand for raw materials sent many investors running from Rio. We did the opposite, and bought the stock at a price that more than discounted the company's ability to restructure the balance sheet. Our analysis assumes an improving outlook for raw materials in an inevitable economic recovery. Additional top positive contributors to performance included telecommunications equipment manufacturer, Ericsson (Sweden), semiconductor equipment manufacturers, Tokyo Electron (Japan) and ASML Holding (the Netherlands), building materials company, CRH (Ireland), industrial materials company, Shin-Etsu Chemical (Japan), shoe manufacturer and retailer, Yue Yuen Industrial Holdings (Hong Kong), robotics and automation equipment manufacturer, Fanuc (Japan), British Airways (UK) and luxury goods company, Compagnie Financiere Richemont (Switzerland).

ECONOMIC OUTLOOK

The World Trade Organization predicted that global trade volumes would drop by 9% in 2009, the biggest decline since the Second World War. The Organization for Economic Cooperation and Development issued a grim 2009 forecast for an average of -4.3% real gross domestic product growth for it 30 member states, generally the world's richest countries. According to the OECD,

                         CAUSEWAY INTERNATIONAL VALUE FUND                     3
the US economy will contract by 4%, and the Japanese economy by 6.6%. The World Bank updated its forecast for the global economy, which it now expects to shrink by 1.7% in 2009. The Bank of Japan's quarterly Tankan survey, which measures large company sentiment, fell to -58 (down from the -24 seen in the fourth quarter of 2008), the lowest in the 34 year history of the survey. South Korea's exports fell by 21.2% in March from a year earlier. In the euro zone, industrial production plunged by 3.5% in January. PMI surveys indicate that the downward pressure on global manufacturing is abating as businesses make progress aligning inventory with sales. Barring a renewed downturn in consumer spending, the inventory adjustment is likely to end soon, paving the way for stabilization in manufacturing by midyear. Highly accommodative monetary policy globally supports consumer demand, as do government/central bank efforts to stimulate financial markets. The Federal Reserve Bank (the Fed) announced it would buy up to $300 billion of longer-dated government bonds to help spur an economic recovery. The yield on ten-year US Treasuries dropped in response to 2.5%, from above 3% a day earlier. The Fed also said it would expand its purchases of mortgage-related debt. The US Treasury Secretary recently unveiled the long-awaited proposal for dealing with banks' toxic assets. The G20 pledged $1.1 trillion to tackle the global crisis. The one-month WTI price of oil rose to close the month of March at $49.66 per barrel -- down $4.68 from the prior week's 4-month high but up $4.90 from February's close. Industrial metals also rose in March, climbing 11%. The euro and especially the Japanese yen declined in the first quarter of 2009 compared to the US dollar, which is welcome relief for these regions' exporters. China's investment spending was reported 26.5% higher in the first two months of 2009 versus this same period in 2008. The Chinese government has pledged to spend over $500 billion on infrastructure projects in an attempt to offset a slump in exports. Across all geographic regions, employment continues to weaken, and more importantly, unemployment claims, which typically signal ends of recessions, are still surging. The unemployment rate in the 16-nation euro zone rose to 8.5% in February, up from 8.3% the previous month, as reported by the statistics agency Eurostat. The final week of March showed US job losses of 633,000 for the month. That pushed up the US unemployment rate to 8.5%, the highest in 26 years. Employment uncertainty typically leads to severe contraction in consumer spending. We expect that the US unemployment rate will reach 9.5% to 10%, and peak a percent or two higher in Europe.

INVESTMENT OUTLOOK

We have gradually increased exposure to many economically-sensitive industries including: materials, semiconductors & semi equipment, consumer durables & apparel, and technology hardware & equipment, while reducing exposure to banks and several economically defensive industries including: food beverage & tobacco, telecommunications services, and pharmaceuticals. The Fund ended the period with its single largest sector weight in the industrials sector, twice that of the EAFE Index. The Fund's five largest purchases during the period were: Fanuc (Japan), Tokyo Electron (Japan), Rio Tinto (UK), Ericsson (Sweden), and Manulife Financial (Canada). The Fund's five largest sales during the period were: utility, EDF (France), pharmaceutical company, Novartis (Switzerland), integrated energy producer, BP (UK), electronics manufacturer, Philips (the Netherlands), and British American Tobacco (UK).

4                         CAUSEWAY INTERNATIONAL VALUE FUND

Although fitful and uneven, risk tolerance is returning to securities markets. Emerging markets posted sizable gains in the first quarter of 2009, and several economically sensitive sectors demonstrated leadership, particularly during the month of March. Meanwhile, defensive sectors are losing steam. While performance is never linear, we expect this trend to continue. Our bottom-up portfolio construction process highlights the preponderance of undervalued securities located across all regions and across most economic sectors. We have emphasized industry leaders with pristine balance sheets utilizing low financial leverage, and often possessing significant net cash. Although excess capital can cause a drag on corporate performance in periods of global expansion, it has the opposite effect in a recession. In this generational credit crisis, surplus capital provides companies with competitive advantages and flexibility to weather the downturn. These companies will likely continue to gain market share, invest in their businesses, and prosper when weaker peers either merge or become insolvent. Industry market share leaders with superior financial strength will be able to acquire assets or businesses, and may not require funding through the capital markets. This inevitable industry consolidation should enhance profit margins for the acquirers and allow earnings to expand. The better-capitalized firms also pay generous dividends, an important component of total return. The high dividend yield of the companies in the Fund's portfolio pays the Fund while we wait for recovery. Meanwhile, the Fund's holdings are producing current income and are well-positioned to benefit from the global cyclical recovery. We are confident that Causeway's investment philosophy of building portfolios from the bottom-up through rigorous fundamental research will produce consistent competitive returns over full market cycles.

We thank you for your continued confidence in Causeway International Value Fund and look forward to serving you in the future.

/s/ Harry W. Hartford        /s/ Sarah H. Ketterer            /s/ James A. Doyle
Harry W. Hartford            Sarah H. Ketterer                James A. Doyle
Portfolio Manager            Portfolio Manager                Portfolio Manager

/s/ Jonathan P. Eng          /s/ Kavin Durkin
Jonathan P. Eng              Kevin Durkin
Portfolio Manager            Portfolio Manager

April 23, 2009

THE ABOVE COMMENTARY EXPRESSES THE ADVISER'S VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE REGARDING ANY STOCK. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

                         CAUSEWAY INTERNATIONAL VALUE FUND                     5

AS OF 3/31/09, AVERAGE ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS WERE (46.92)% (ONE YEAR), (3.32)% (FIVE YEAR) AND 3.21% (SINCE INCEPTION), AND FOR THE INVESTOR CLASS WERE (46.96)% (ONE YEAR), (3.52)% (FIVE YEAR) AND 2.98% (SINCE INCEPTION). INCEPTION WAS 10/26/01.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-866-947-7000 OR VISIT WWW.CAUSEWAYFUNDS.COM. INVESTMENT PERFORMANCE MAY REFLECT FEE WAIVERS. IN THE ABSENCE OF SUCH FEE WAIVERS, TOTAL RETURN MAY BE REDUCED. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE WHEN PAID. INVESTOR CLASS SHARES HAVE A SHAREHOLDER SERVICE FEE OF UP TO 0.25% PER ANNUM OF AVERAGE DAILY NET ASSETS, AND WILL HAVE LOWER PERFORMANCE THAN INSTITUTIONAL CLASS SHARES. INSTITUTIONAL CLASS SHARES HAVE NO SHAREHOLDER SERVICE FEE. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS. THE FUND IMPOSES A REDEMPTION FEE OF 2% OF THE ORIGINAL VALUE OF SHARES REDEEMED LESS THAN 60 DAYS AFTER PURCHASE. YOUR PERFORMANCE WILL BE LOWER THAN THE PERFORMANCE QUOTED IN THIS REPORT IF YOU REDEEMED AND A REDEMPTION FEE WAS APPLIED.

THE MSCI EAFE(R) INDEX IS AN ARITHMETICAL AVERAGE WEIGHTED BY MARKET VALUE OF THE PERFORMANCE OF APPROXIMATELY 1,000 NON-U.S. COMPANIES REPRESENTING 20 STOCK MARKETS IN EUROPE, AUSTRALASIA, NEW ZEALAND AND THE FAR EAST. THE INDEX IS GROSS OF WITHHOLDING TAXES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INDEX DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, FEES AND EXPENSES ASSOCIATED WITH AN INVESTMENT IN THE FUND. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THERE ARE SPECIAL RISKS IN FOREIGN INVESTING (PLEASE SEE NOTE 5 IN THE NOTES TO FINANCIAL STATEMENTS).

6                         CAUSEWAY INTERNATIONAL VALUE FUND

SCHEDULE OF INVESTMENTS (000)*
MARCH 31, 2009 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND            NUMBER OF SHARES     VALUE
------------------------------------------   ----------------   ---------
COMMON STOCK
CANADA -- 4.2%
   Manulife Financial Corp.++                    2,097,037      $  23,631
   Precision Drilling Trust                      4,011,221         10,760
   TELUS Corp., Class A                            857,252         22,457
                                                                ---------
                                                                   56,848
                                                                ---------
FRANCE -- 13.9%
   AXA SA                                        2,246,221         26,990
   BNP Paribas SA                                  390,679         16,142
   France Telecom SA+                            1,358,349         30,930
   Sanofi-Aventis SA+                              410,401         23,092
   Technip SA                                    1,444,917         51,049
   Vinci SA                                      1,115,907         41,418
                                                                ---------
                                                                  189,621
                                                                ---------
GERMANY -- 11.8%
   Bayer AG                                        453,760         21,689
   Deutsche Post AG                              1,375,017         14,806
   E.ON AG                                       1,635,768         45,413
   Linde AG                                        461,170         31,337
   Siemens AG                                      839,325         47,929
                                                                ---------
                                                                  161,174
                                                                ---------
GREECE -- 2.3%
   OPAP SA                                       1,160,319         30,534
                                                                ---------
HONG KONG -- 2.1%
   Yue Yuen Industrial Holdings Ltd.+           12,524,533         28,540
                                                                ---------
IRELAND -- 2.9%
   C&C Group PLC                                 5,535,868          9,702
   CRH PLC                                       1,117,238         24,298
   Smurfit Kappa Group PLC+                      3,012,955          5,490
                                                                ---------
                                                                   39,490
                                                                ---------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY INTERNATIONAL VALUE FUND                     7

MARCH 31, 2009 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND            NUMBER OF SHARES     VALUE
------------------------------------------   ----------------   ---------
JAPAN -- 19.2%
   Fanuc Ltd.                                      617,900      $  41,381
   Haseko Corp.                                 20,057,500          9,320
   Honda Motor Co. Ltd.                          1,214,700         28,404
   Mitsubishi Gas Chemical Co. Inc.              5,181,000         21,980
   Mitsubishi UFJ Financial Group Inc.           5,848,400         28,120
   Sankyo Co. Ltd.                                 602,700         25,995
   Shin-Etsu Chemical Co. Ltd.                     528,300         25,454
   Sony Financial Holdings Inc.+                    13,100         34,801
   Tokyo Electron Ltd.                           1,241,000         45,629
                                                                ---------
                                                                  261,084
                                                                ---------
NETHERLANDS -- 9.9%
   Akzo Nobel NV                                 1,224,217         46,316
   ASML Holding NV                               1,919,745         34,027
   Reed Elsevier NV                              1,954,542         20,926
   TNT NV                                        1,944,808         33,258
                                                                ---------
                                                                  134,527
                                                                ---------
NORWAY -- 1.8%
   Aker Kvaerner ASA                             3,806,050         24,665
                                                                ---------
SINGAPORE -- 1.5%
   Singapore Airlines Ltd.                       3,073,000         20,209
                                                                ---------
SOUTH KOREA -- 2.6%
   Hyundai Heavy Industries                        245,704         35,003
                                                                ---------
SPAIN -- 2.8%
   Telefonica SA                                 1,919,904         38,287
                                                                ---------
SWEDEN -- 2.3%
   Telefonaktiebolaget LM Ericsson, Class B      3,883,933         31,893
                                                                ---------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8                         CAUSEWAY INTERNATIONAL VALUE FUND

MARCH 31, 2009 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND            NUMBER OF SHARES      VALUE
------------------------------------------   ----------------   -----------
SWITZERLAND -- 6.0%
     Compagnie Financiere Richemont SA           1,586,941      $    24,803
     Credit Suisse Group                           501,276           15,273
     UBS AG                                      1,486,319           13,980
     Zurich Financial Services AG                  173,097           27,404
                                                                -----------
                                                                     81,460
                                                                -----------
UNITED KINGDOM -- 14.8%
     Aviva PLC                                   4,877,331           15,130
     BAE Systems PLC                             6,461,472           31,005
     British Airways PLC                         2,649,912            5,352
     British American Tobacco PLC                1,126,738           26,071
     HSBC Holdings PLC                           2,482,815           13,663
     Michael Page International PLC              2,746,141            7,239
     Rio Tinto PLC                                 683,478           23,040
     Royal Dutch Shell PLC, Class B              1,850,028           40,630
     Stolt-Nielsen SA                              714,970            5,453
     Vodafone Group PLC                         19,071,522           33,582
                                                                -----------
                                                                    201,165
                                                                -----------
TOTAL COMMON STOCK
     (COST $2,100,924) -- 98.1%                                   1,334,500
                                                                -----------
RIGHTS
UNITED KINGDOM -- 0.1%
   HSBC Holdings PLC
        Expires 04/03/09***                      1,034,506            1,936
                                                                -----------
TOTAL RIGHTS
     (COST $ -- ) -- 0.1%                                             1,936
                                                                -----------
SHORT-TERM INVESTMENT
     Dreyfus Treasury Prime Cash
        Management, 0.090%**                    16,157,277           16,157
                                                                -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY INTERNATIONAL VALUE FUND                     9

SCHEDULE OF INVESTMENTS (000)* (CONCLUDED)
MARCH 31, 2009 (UNAUDITED)

CAUSEWAY INTERNATIONAL VALUE FUND                 NUMBER OF SHARES      VALUE
-----------------------------------------------   ----------------   -----------
TOTAL SHORT-TERM INVESTMENT
   (COST $16,157) -- 1.2%                                            $    16,157
                                                                     -----------

TOTAL INVESTMENTS -- 99.4%
   (COST $2,117,081)                                                   1,352,593
                                                                     -----------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%                              8,499
                                                                     -----------
NET ASSETS -- 100.0%                                                 $ 1,361,092
                                                                     ===========

*     Except for share data.

**    The rate shown represents the 7-day effective yield as of March 31, 2009.

***   Non-income producing security.

+ Resales of portions of these securities are subject to Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally in offshore transactions on foreign exchanges or to qualified institutional buyers.

++ Resales of portions of these securities are subject to Regulation D under the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, including offshore transactions on foreign exchanges. Amounts designated as " -- " are $0 or have been rounded to $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10                         CAUSEWAY INTERNATIONAL VALUE FUND

SECTOR DIVERSIFICATION

AS OF MARCH 31, 2009, THE SECTOR DIVERSIFICATION WAS AS FOLLOWS (UNAUDITED):

CAUSEWAY INTERNATIONAL VALUE FUND                 % OF NET ASSETS
-----------------------------------------------   ---------------
COMMON STOCK
Industrials                                               20.8%
Financials                                                15.8
Materials                                                 13.1
Consumer Discretionary                                    12.4
Energy                                                     9.4
Telecommunication Services                                 9.2
Information Technology                                     8.2
Utilities                                                  3.3
Health Care                                                3.3
Consumer Staples                                           2.6
                                                        ------
TOTAL COMMON STOCK                                        98.1
                                                        ------
RIGHTS                                                     0.1
                                                        ------
SHORT-TERM INVESTMENT                                      1.2
                                                        ------
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES               0.6
                                                        ------
NET ASSETS                                               100.0%
                                                        ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY INTERNATIONAL VALUE FUND                    11

                      This page intentionally left blank.

STATEMENT OF ASSETS AND LIABILITIES (000)* (UNAUDITED)

                                                                                CAUSEWAY
                                                                             INTERNATIONAL
                                                                               VALUE FUND
                                                                             -------------
                                                                                3/31/09
                                                                             -------------
ASSETS:
   Investments at Market Value (Cost $2,117,081)                             $   1,352,593
   Receivable for Dividends and Interest                                             7,571
   Receivable for Tax Reclaims                                                       5,092
   Receivable for Investment Securities Sold                                         4,831
   Receivable for Fund Shares Sold                                                   2,061
   Receivable for Foreign Currency                                                      18
                                                                             -------------
     TOTAL ASSETS                                                                1,372,166
                                                                             -------------
LIABILITIES:
   Payable for Fund Shares Redeemed                                                  7,768
   Payable for Investment Securities Purchased                                       2,082
   Payable due to Investment Adviser                                                   901
   Payable for Trustees' Fees                                                           93
   Payable due to Administrator                                                         65
   Payable for Shareholder Service Fees -- Investor Class                               19
   Other Accrued Expenses                                                              146
                                                                             -------------
     TOTAL LIABILITIES                                                              11,074
                                                                             -------------
     NET ASSETS                                                              $   1,361,092
                                                                             =============
NET ASSETS:
   Paid-in Capital (unlimited authorization -- no par value)                 $   2,619,307
   Undistributed Net Investment Income                                               7,654
   Accumulated Net Realized Loss on Investments                                   (501,293)
   Net Unrealized Depreciation on Investments                                     (764,488)
   Net Unrealized Depreciation on Foreign Currencies and Translation of
     Other Assets and Liabilities Denominated in Foreign Currencies                    (88)
                                                                             -------------
     NET ASSETS                                                              $   1,361,092
                                                                             =============
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
     $758,598,499 / 103,432,119 SHARES) -- INSTITUTIONAL CLASS               $        7.33
                                                                             =============
   NET ASSET VALUE PER SHARE (BASED ON NET ASSETS OF
     $602,493,932 / 82,564,616 SHARES) -- INVESTOR CLASS                     $        7.30
                                                                             =============

*     Except for Net Asset Value data.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY INTERNATIONAL VALUE FUND                    13

STATEMENT OF OPERATIONS (000) (UNAUDITED)

                                                                                            CAUSEWAY
                                                                                         INTERNATIONAL
                                                                                           VALUE FUND
                                                                                         -------------
                                                                                          10/01/08 to
                                                                                            3/31/09
                                                                                         -------------
INVESTMENT INCOME:
   Dividend Income (net of foreign taxes withheld of $2,387)                             $      22,351
                                                                                         -------------
   TOTAL INVESTMENT INCOME                                                                      22,351
                                                                                         -------------
EXPENSES:
   Investment Advisory Fees                                                                      6,571
   Shareholder Service Fees -- Investor Class                                                      795
   Administration Fees                                                                             460
   Custodian Fees                                                                                  361
   Printing Fees                                                                                   201
   Transfer Agent Fees                                                                             166
   Trustees' Fees                                                                                  121
   Professional Fees                                                                                89
   Registration Fees                                                                                33
   Other Fees                                                                                      134
                                                                                         -------------
   TOTAL EXPENSES                                                                                8,931
                                                                                         -------------
   NET INVESTMENT INCOME                                                                        13,420
                                                                                         -------------
   NET REALIZED AND UNREALIZED GAIN (L0SS) ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS:
   Net Realized Loss from Security Transactions                                               (495,219)
   Net Realized Loss from Foreign Currency Transactions                                         (1,096)
   Net Change in Unrealized Depreciation on Investments                                       (320,325)
   Net Change in Unrealized Depreciation on Foreign Currency and Translation of
     Other Assets and Liabilities Denominated in Foreign Currency                                  (25)
                                                                                         -------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS          (816,665)
                                                                                         -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    (803,245)
                                                                                         =============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14                        CAUSEWAY INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                       CAUSEWAY INTERNATIONAL VALUE FUND
                                                                       ---------------------------------
                                                                        10/01/08 to         10/01/07 to
                                                                          3/31/09              9/30/08
                                                                        (Unaudited)           (Audited)
                                                                       ------------         ------------
OPERATIONS:
   Net Investment Income                                               $     13,420         $     94,831
   Net Realized Gain (Loss) from Security Transactions                     (495,219)              99,550
   Net Realized Loss from Foreign Currency Transactions                      (1,096)              (2,313)
   Net Change in Unrealized Depreciation on Investments                    (320,325)          (1,364,263)
   Net Change in Unrealized Depreciation on Foreign Currency
     and Translation of Other Assets and Liabilities Denominated
     in Foreign Currency                                                        (25)                (409)
                                                                       ------------         ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    (803,245)          (1,172,604)
                                                                       ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income Dividends:
     Institutional Class                                                    (55,848)             (60,622)
     Investor Class                                                         (38,045)             (31,378)
                                                                       ------------         ------------
   Total Net Investment Income Dividends                                    (93,893)             (92,000)
                                                                       ------------         ------------
   Net Capital Gain Distributions:
     Institutional Class                                                    (49,463)            (534,883)
     Investor Class                                                         (36,056)            (310,212)
                                                                       ------------         ------------
   Total Net Capital Gain Distributions                                     (85,519)            (845,095)
                                                                       ------------         ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS                       (179,412)            (937,095)
                                                                       ------------         ------------
   NET DECREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE
     TRANSACTIONS(1)                                                       (207,376)            (203,354)
   Redemption Fees(2)                                                           110                   55
                                                                       ------------         ------------
   TOTAL DECREASE IN NET ASSETS                                          (1,189,923)          (2,312,998)
                                                                       ------------         ------------
NET ASSETS:
     Beginning of Period                                                  2,551,015            4,864,013
                                                                       ------------         ------------
     END OF PERIOD                                                     $  1,361,092         $  2,551,015
                                                                       ============         ============
     UNDISTRIBUTED NET INVESTMENT INCOME                               $      7,654         $     88,127
                                                                       ============         ============

(1)   See Note 7 in the Notes to Financial Statements.

(2)   See Note 2 in the Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY INTERNATIONAL VALUE FUND                    15

FINANCIAL HIGHLIGHTS
FOR THE SIX MONTHS ENDED MARCH 31, 2009 (UNAUDITED) AND THE YEARS ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                              Net Realized
                                                  and
                      Net Asset                Unrealized                   Dividends  Distributions       Total
                        Value,       Net          Gain           Total       from Net       from         Dividends
                      Beginning   Investment   (Loss) on          from      Investment    Capital           and        Redemption
                    of Period ($) Income ($) Investments ($) Operations ($) Income ($)   Gains ($)   Distributions ($)  Fees ($)
                    ------------- ---------- --------------- -------------- ---------- ------------- ----------------- ----------
CAUSEWAY INTERNATIONAL VALUE FUND+
INSTITUTIONAL CLASS
   2009(1)              12.14        0.07         (3.92)         (3.85)       (0.51)      (0.45)         (0.96)          --
   2008                 21.85        0.42         (5.68)         (5.26)       (0.45)      (4.00)         (4.45)          --
   2007                 19.04        0.39          3.54           3.93        (0.23)      (0.89)         (1.12)          --
   2006                 16.99        0.39          2.61           3.00        (0.37)      (0.58)         (0.95)          --
   2005                 14.80        0.34          2.56           2.90        (0.26)      (0.45)         (0.71)          --
   2004                 11.86        0.23          2.98           3.21        (0.18)      (0.09)         (0.27)          --
INVESTOR CLASS
   2009(1)              12.05        0.06         (3.88)         (3.82)       (0.48)      (0.45)         (0.93)          --
   2008                 21.71        0.39         (5.64)         (5.25)       (0.41)      (4.00)         (4.41)          --
   2007                 18.93        0.33          3.53           3.86        (0.19)      (0.89)         (1.08)          --
   2006                 16.90        0.35          2.60           2.95        (0.34)      (0.58)         (0.92)          --
   2005                 14.73        0.29          2.57           2.86        (0.24)      (0.45)         (0.69)          --
   2004                 11.81        0.18          2.99           3.17        (0.16)      (0.09)         (0.25)          --

 (1) All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

 +     Per share amounts calculated using average shares method.

 ++ Expense ratio affected by commission recapture payments. See Note 2 in the Notes to Financial Statements.

 Amounts designated as "--" are $0 or are rounded to $0.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

 16                        CAUSEWAY INTERNATIONAL VALUE FUND

                                        Ratio of
                                       Expenses to                   Ratio
                                       Average Net    Ratio of       of Net
                          Net Assets     Assets       Expenses     Investment
 Net Asset                  End of     (Excluding    to Average      Income      Portfolio
 Value, End     Total       Period     Commission       Net        to Average    Turnover
of Period ($)  Return(%)    ($000)    Recapture)(%)  Assets(%)   Net Assets (%)   Rate(%)
-------------  ---------  ----------  -------------  ----------  --------------  ---------
      7.33       (32.36)     758,598       0.99         0.99          1.71           27
     12.14       (29.24)   1,548,542       0.91         0.91          2.56           29
     21.85        21.22    3,080,040       0.90         0.90          1.89           40
     19.04        18.54    3,323,722       0.92         0.92          2.18           38
     16.99        19.98    2,817,467       0.98         0.98          2.10           22
     14.80        27.41      997,371       1.02         1.00++        1.61           21

      7.30       (32.35)     602,494       1.22         1.22          1.53           27
     12.05       (29.40)   1,002,473       1.15         1.15          2.38           29
     21.71        20.92    1,783,973       1.13         1.13          1.63           40
     18.93        18.27    1,433,361       1.15         1.15          1.97           38
     16.90        19.74    1,191,991       1.21         1.21          1.81           22
     14.73        27.16      741,969       1.25         1.23++        1.31           21

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         CAUSEWAY INTERNATIONAL VALUE FUND                    17

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Causeway International Value Fund (the "Fund") is a series of Causeway Capital Management Trust (the "Trust"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 26, 2001. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The Trust has two additional series, the financial statements of which are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Except as described below, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last reported sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the last reported bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with fair value pricing procedures approved by the Fund's Board of Trustees (the "Board"). The Fund's fair value pricing procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

18                        CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides a fair value for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In September 2006, the Financial Accounting Standards Board ("FASB") released STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. The Fund adopted SFAS No. 157 on October 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

      - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

      - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

      - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds' investments are measured at March 31, 2009:

 Level 1     Level 2   Level 3     Total
  (000)       (000)     (000)      (000)
----------   -------   -------   ----------
$1,352,593     $ --      $ --    $1,352,593

CASH AND CASH EQUIVALENTS -- Investments in the Dreyfus Treasury Prime Cash Management money market fund are valued daily at the net asset value per share.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

                         CAUSEWAY INTERNATIONAL VALUE FUND                    19

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS - When the Fund purchases or sells foreign securities, it may enter into foreign currency exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transaction. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms.

EXPENSE/CLASSES - Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

REDEMPTION FEE - Through November 2008, the Fund imposed a redemption fee of 2% on the original value of capital shares redeemed by shareholders less than 90 days after purchase. Effective December 1, 2008, the redemption fee period was reduced to 60 days. The redemption fee does not apply to shares purchased through reinvested distributions, shares redeemed through designated systematic withdrawal plans, or omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund's redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. For the six months ended March 31, 2009, the Institutional Class and Investor Class received $101,974 and $8,136 in redemption fees, respectively.

Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the statement of operations. For the six months ended March 31, 2009, the Fund received commission recapture payments of $101,732. Prior to 2004, commission recapture payments were offset against expenses.

20                        CAUSEWAY INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICE AND DISTRIBUTION AGREEMENTS

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Causeway Capital Management LLC (the "Adviser"). Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund's average daily net assets. The Adviser contractually agreed through September 30, 2009 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% and 1.30% of Institutional Class and Investor Class average daily net assets, respectively. No waivers or reimbursements were required for the six months ended March 31, 2009.

The Trust and SEI Investments Global Funds Services (the "Administrator") have entered into an Administration Agreement. Effective January 1, 2006, under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Trust is subject to a minimum annual fee of $165,000 for all portfolios and classes in existence on the agreement date increased by $80,000 for any portfolio created thereafter and increased by $20,000 for each new class in excess of two added after the agreement date.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2009, the Investor Class paid 0.23% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the "Distributor") have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator, Distributor or Adviser. They receive no fees for serving as officers of the Trust.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2009, for the Fund were as follows:

Purchases     Sales
  (000)       (000)
---------   ---------
$ 449,704   $ 736,710

5. RISKS OF FOREIGN INVESTING

The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically

                         CAUSEWAY INTERNATIONAL VALUE FUND                    21

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

associated with investments in the U.S. as a result of, among other factors, the possibility of future social, political and economic developments and the level of governmental supervision and regulation of securities markets in different foreign countries. These risks are higher for emerging markets investments.

6. FEDERAL TAX INFORMATION

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions, were reclassified to/(from) the following accounts as of September 30, 2008 (000):

 Undistributed   Accumulated
Net Investment   Net Realized
    Income          Gain
--------------   ------------
   $(2,316)         $2,316

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2008 and September 30, 2007, were as follows (000):

            Ordinary     Long-Term
             Income     Capital Gain      Total
           ----------   ------------   -----------
2008       $  231,396   $    705,699   $   937,095
2007           59,291        215,471       274,762

22                        CAUSEWAY INTERNATIONAL VALUE FUND

As of September 30, 2008, the components accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income              $   90,438
Undistributed Long-Term Capital Gain           85,472
Unrealized Depreciation                      (449,157)
Post-October Currency Losses                   (1,619)
Other Temporary Differences                      (692)
                                           ----------
Total Accumulated Losses                   $ (275,558)
                                           ==========

Post-October currency losses represent losses realized on currency transactions from November 1, 2007 through September 30, 2008 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

At March 31, 2009, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

                                               Net
  Federal    Appreciated    Depreciated     Unrealized
 Tax Cost     Securities     Securities    Depreciation
----------   -----------   -------------   ------------
$2,117,081     $ 35,387      $(799,875)     $(764,488)

7. CAPITAL SHARES ISSUED AND REDEEMED (000)

                                                       Six Months Ended              Fiscal Year Ended
                                                 March 31, 2009 (Unaudited)      September 30, 2008 (Audited)
                                                 --------------------------      ----------------------------
                                                  SHARES           VALUE          SHARES             VALUE
                                                 --------        ----------      --------         -----------
INSTITUTIONAL CLASS:
Shares Sold                                         9,445        $   77,114        17,277         $   294,348
Shares Issued in Reinvestment of
   Dividends and Distributions                     11,716            94,315        30,817             502,317
Shares Redeemed                                   (45,234)         (378,182)      (61,569)         (1,008,640)
                                                 --------        ----------      --------         -----------
Decrease in Shares Outstanding Derived
   from Institutional Class Transactions          (24,073)         (206,753)      (13,475)           (211,975)
                                                 --------        ----------      --------         -----------
INVESTOR CLASS:
Shares Sold                                        19,930           167,957        21,359             344,186
Shares Issued in Reinvestment of
   Dividends and Distributions                      9,176            73,500        20,830             337,658
Shares Redeemed                                   (29,703)         (242,080)      (41,211)           (673,223)
                                                 --------        ----------      --------         -----------
Increase (Decrease) in Shares Outstanding
   Derived from Investor Class Transactions          (597)             (623)          978               8,621
                                                 --------        ----------      --------         -----------
Decrease in Shares Outstanding from
   Capital Share Transactions                     (24,670)       $ (207,376)      (12,497)        $  (203,354)
                                                 ========        ==========      ========         ===========

                         CAUSEWAY INTERNATIONAL VALUE FUND                    23

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONCLUDED)

8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional tax disclosures and the tax effects of certain income tax positions, whether on previously filed tax returns or those expected to be taken on future returns. These positions must meet a more-likely-than-not standard that, based on the technical merits, they have a more than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities.

Management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund's tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

24                        CAUSEWAY INTERNATIONAL VALUE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.

                         CAUSEWAY INTERNATIONAL VALUE FUND                    25

DISCLOSURE OF FUND EXPENSES (Unaudited)
(CONCLUDED)

                                          BEGINNING      ENDING                  EXPENSES
                                           ACCOUNT      ACCOUNT     ANNUALIZED     PAID
                                            VALUE        VALUE       EXPENSE      DURING
                                           10/1/08      3/31/09       RATIOS      PERIOD*
                                         -----------   ----------   ----------   --------
CAUSEWAY INTERNATIONAL VALUE FUND

ACTUAL FUND RETURN
Institutional Class                      $  1,000.00   $   676.40         0.99%  $   4.14
HYPOTHETICAL 5% RETURN
Institutional Class                      $  1,000.00   $ 1,020.00         0.99%  $   4.99
                                         -----------   ----------   ----------   --------
CAUSEWAY INTERNATIONAL VALUE FUND

ACTUAL FUND RETURN
Investor Class                           $  1,000.00   $   676.50         1.22%  $   5.10
HYPOTHETICAL 5% RETURN
Investor Class                           $  1,000.00   $ 1,018.85         1.22%  $   6.14
                                         -----------   ----------   ----------   --------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

26                        CAUSEWAY INTERNATIONAL VALUE FUND

INVESTMENT ADVISER:

Causeway Capital Management LLC
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission's website at http://www.sec.gov.
                                                                 CCM-SA-003-0200



                       CAUSEWAY INTERNATIONAL VALUE FUND
                              [LOGO] CAUSEWAY FUNDS
                               Semi-Annual Report
                       Causeway Internatioonal Value Fund
                                 March 31, 2009

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's procedures by which shareholders may recommend nominees to the registrant's board of trustees are as follows: The board of trustees of the registrant has a nominating committee comprised of all of the trustees who are not interested persons of the registrant as defined by ss. 2(a)(19) of the Investment Company Act of 1940 (the "Independent Trustees"). The purpose of the nominating committee is to nominate persons to serve as Independent Trustees, as needed. According to the registrant's bylaws, any shareholder of the registrant may submit names of individuals to be considered by the nominating committee or the board of trustees, as applicable, provided, however, (i) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting, and (ii) that the nominating committee or the board of trustees, as applicable, shall make the final determination of persons to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Causeway Capital Management Trust

By (Signature and Title)*                    /s/ Turner Swan
                                             -------------------------------
                                             Turner Swan, President

Date:  June  2, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Turner Swan
                                             -------------------------------
                                             Turner Swan, President

Date:  June 2, 2009

By (Signature and Title)*                    /s/ Michael Lawson
                                             -------------------------------
                                             Michael Lawson, Treasurer

Date:  June 2, 2009